EXHIBIT 10.1
FIRST AMENDMENT AND WAIVER TO CREDIT AGREEMENT
          FIRST AMENDMENT AND WAIVER (this “Amendment”), dated as of October 5, 2007, among FLOWERS FOODS, INC., a Georgia corporation (the “Borrower”), the lenders party to the Credit Agreement referred to below (the “Lenders”) and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.
WITNESSETH:
          WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of October 24, 2003 and amended and restated as of October 29, 2004 and further amended and restated as of June 6, 2006 (as amended, modified or supplemented through, but not including, the date hereof, the “Credit Agreement”); and
          WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend or otherwise modify certain provisions of the Credit Agreement as herein provided;
          NOW, THEREFORE, IT IS AGREED:
I. Amendments and Waiver to Credit Agreement.
          1. Section 3 of the Credit Agreement is hereby amended by inserting the following language immediately following Section 3.03:
“3.04 Commitment Extensions. The Borrower, may, by notice to the Administrative Agent (which shall promptly deliver a copy to each of the Lenders) given not less than 45 days and not more than 90 days prior to each of the first and second anniversary of the First Amendment Effective Date (each such notice a “Maturity Extension Request”), request that the Lenders extend the Maturity Date for an additional one-year period, in each such case. Each Lender shall, by notice to the Borrower and the Administrative Agent given not later than the 20th day after the date of the Administrative Agent’s receipt of the Borrower’s Maturity Extension Request, advise the Borrower whether or not it agrees to the requested extension (each Lender agreeing to a requested extension being called a “Consenting Lender” and each Lender declining to agree to a requested extension being called a “Declining Lender”). Any Lender that has not so advised the Borrower and the Administrative Agent by such day shall be deemed to have declined to agree to such extension and shall be a Declining Lender. If Lenders constituting the Required Lenders shall have agreed to a Maturity Extension Request, then the Maturity Date shall, as to the Consenting Lenders, be extended by one year to the anniversary of the Maturity Date in effect at such time.  The decision to agree or withhold agreement to any Maturity Extension Request shall be at the sole discretion of each Lender. The Commitment of any Declining Lender shall terminate on the then existing Maturity Date in effect prior to giving effect to any such extension (such Maturity Date being called the “Existing Maturity Date”). The principal amount of any outstanding Loans made by Declining Lenders, together with any accrued interest thereon and any accrued fees and other amounts payable to or for the account of such Declining Lenders hereunder, shall be due and payable on the Existing Maturity Date, and on the Existing Maturity Date the Borrowers shall also make such other prepayments of their respective Loans pursuant to Section 4.01 as shall be required in order that, after giving effect to the termination of the Commitments of, and all payments to, Declining Lenders pursuant to this sentence, (i) no Lender’s Total Unutilized Commitment shall exceed such Lender’s Commitment and (ii) the sum of the Total Commitments of all the Lenders shall not exceed the sum of the Commitments of all Lenders. Notwithstanding the foregoing provisions of this paragraph, the Borrower shall have the right, pursuant to Section 1.13, at any time prior to the then Existing Maturity Date, to replace a Declining Lender with a Lender or other financial institution that will agree to a Maturity Extension Request, and any such replacement Lender shall for all purposes constitute a Consenting Lender. Notwithstanding the foregoing, no extension of the Maturity Date pursuant to this paragraph shall become effective unless the Borrower shall have satisfied each of the conditions precedent set forth in Sections 5.02, 5.03, 5.08, 5.09, 5.11 and 5.12, modified, in each case, as appropriate to apply to each such extension.”
          2. Section 9.07 of the Credit Agreement is hereby amended by deleting the text “2.75:1.00” appearing therein and inserting the text “3.25:1.00” in lieu thereof.
          3. The definition of the term “Applicable Margin” appearing in Section 11 of the Credit Agreement is hereby amended by (i) deleting the text “as if the Leverage Ratio were greater than 2.25:1.00” appearing in the second paragraph of said definition and inserting the text “as if the Leverage Ratio were greater than 2.75:1.00” in lieu thereof and (ii) deleting the Leverage Ratio table appearing in said definition and inserting the following table in lieu thereof:

	Applicable Margin for
	Revolving Loans maintained	Applicable Margin for
	as Base Rate Loans and	Revolving Loans maintained	Applicable Facility
Leverage Ratio	Swingline Loans	as Eurodollar Loans	Fee Percentage
Equal to or less than 0.50:1.00	0.00%	0.40%	0.10%

Greater than 0.50:1.00 but less than or equal to 1.00:1.00	0.00%	0.50%	0.125%

	Applicable Margin for
	Revolving Loans maintained	Applicable Margin for
	as Base Rate Loans and	Revolving Loans maintained	Applicable Facility
Leverage Ratio	Swingline Loans	as Eurodollar Loans	Fee Percentage
Greater than 1.00:1.00 but less than or equal to 1.50:1.00	0.00%	0.60%	0.15%

Greater than 1.50:1.00 but less than or equal to 1.75:1.00	0.00%	0.675%	0.20%

Greater than 1.75:1.00 but less than or equal to 2.25:1.00	0.00%	0.875%	0.25%

Greater than 2.25:1.00 but less than or equal to 2.75:1.00	0.20%	1.075%	0.30%

Greater than 2.75:1.00	0.30%	1.275%	0.35%
          4. The definition of the term “Maturity Date” appearing in Section 11 of the Credit Agreement is hereby amended by deleting the text “June 6, 2011” appearing in said definition and inserting the text “October 5, 2012 or the applicable anniversary thereof as determined in accordance with Section 3.04” in lieu thereof.
          5. Section 11 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following new definitions:
     “Consenting Lender” shall have the meaning provided in Section 3.04.
     “Declining Lender” shall have the meaning provided in Section 3.04.
     “Existing Maturity Date” shall have the meaning provided in Section 3.04.
     “First Amendment Effective Date” shall mean the Amendment Effective Date under and as defined in the First Amendment to Credit Agreement, dated as of October 5, 2007, to this Agreement.
     “Maturity Extension Request” shall have the meaning provided in Section 3.04.
          6. (a) The Lenders hereby waive any Default or Event of Default that has occurred in connection with Section 8.10 of the Credit Agreement due solely to the failure of

Flower Baking Co. of Kentucky, LLC, a Kentucky LLC, to deliver a Joinder Agreement to the Subsidiaries Guaranty within twenty (20) Business Days of its creation.
          (b) The Lenders hereby waive (i) any Default or Event of Default that has occurred in connection with Section 7.01 of the Credit Agreement due solely to the failure of Bailey Street Bakery, LLC, Flowers Baking Co. of Birmingham, LLC (f/k/a Flowers Bakery of Birmingham, LLC), Flowers Bakery of Montgomery, LLC, Flowers Baking Co. of Opelika, LLC, or Flowers Baking Co. of Tuscaloosa, LLC (collectively, the “Alabama Subsidiaries”) to maintain their respective good standing status in the State of Alabama and (ii) with respect to the Alabama Subsidiaries, compliance with Section 7.01 of the Credit Agreement; provided that such Alabama Subsidiaries are in good standing within 30 days after the First Amendment Effective Date and the Borrower shall have delivered good standing certificates to the Administrative Agent’s counsel evidencing such compliance by such date.
II. Miscellaneous Provisions.
          1. In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that:
     (a) no Default or Event of Default exists as of the Amendment Effective Date (as defined below), both before and after giving effect to this Amendment; and
     (b) all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).
          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.
          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.
          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
          5. This Amendment shall become effective on the date (the “Amendment Effective Date”) when:

     (a) the Borrower and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Judah Frogel (facsimile number 212-354-8113) or via email in Adobe Corporation’s Portable Document Format or PDF to the following email address: Jfrogel@whitecase.com;
     (b) the Borrower shall have delivered, in a form satisfactory to the Administrative Agent, (i) a certificate signed by an Authorized Representative of the Borrower and each Subsidiary Guarantor certifying as true, correct and complete a copy (attached thereto) of the duly adopted resolutions of the board of directors of the Borrower and each Subsidiary Guarantor authorizing the execution and delivery of this Amendment and the Reaffirmation Agreement, as the case may be, and the performance of the Borrower’s and the Subsidiary Guarantors’ obligations as contemplated hereby and thereby, (ii) a Reaffirmation Agreement substantiality in the form of Exhibit A attached hereto (the “Reaffirmation Agreement”) signed by an Authorized Representative of each Subsidiary Guarantor party to the Subsidiaries Guaranty and (iii) an opinion addressed to the Administrative Agent, each Syndication Agent and each of the Lenders from Jones Day, counsel to the Borrower, which opinion shall cover such matters incident to this Amendment as the Administrative Agent may reasonably request; and
     (c) the Borrower shall have paid to each Lender which executes and delivers to the Administrative Agent a counterpart hereof (including by way of facsimile (or other electronic) transmission) by 5:00 p.m. (New York time) on the later of (i) October 5, 2007 and (ii) the Amendment Effective Date, a non-refundable cash work fee (the “Amendment Work Fee”) in an amount equal to 0.05% of the sum of each such Lender’s Commitment on the Amendment Effective Date, which Amendment Work Fee shall be paid by the Borrower to the Administrative Agent for distribution to the Lenders entitled thereto.
          6. From and after the Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby.
*     *     *

          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

1919 Flowers Circle	FLOWERS FOODS, INC.
Thomasville, GA 31757
Telephone: (229) 226-9110
Facsimile: (229) 225-3808	By:	/s/ Stephen Avera

Attention: Secretary and General Counsel		Name: Stephen Avera
Title: Secretary and General Counsel

DEUTSCHE BANK AG NEW YORK BRANCH, Individually and as Administrative Agent
By:	/s/ Heidi Sandquist
	Name:	Heidi Sandquist
	Title:	Vice President

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 5, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 24, 2003 (AS AMENDED AND RESTATED AS OF OCTOBER 29, 2004 AND FURTHER AMENDED AND RESTATED AS OF JUNE 6, 2006) AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Farm Credit Services of America, PCA

By:	/s/ Bruce Dean
	Name:	Bruce Dean
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 5, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 24, 2003 (AS AMENDED AND RESTATED AS OF OCTOBER 29, 2004 AND FURTHER AMENDED AND RESTATED AS OF JUNE 6, 2006) AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

REGIONS BANK

By:	/s/ James W. Newport
	Name:	James W. Newport
	Title:	Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 5, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 24, 2003 (AS AMENDED AND RESTATED AS OF OCTOBER 29, 2004 AND FURTHER AMENDED AND RESTATED AS OF JUNE 6, 2006) AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

AGFIRST FARM CREDIT BANK

By:	/s/ Steven J. O’Shea Name: Steven J. O’Shea
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 5, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 24, 2003 (AS AMENDED AND RESTATED AS OF OCTOBER 29, 2004 AND FURTHER AMENDED AND RESTATED AS OF JUNE 6, 2006) AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

SunTrust Bank

By:	/s/ Hugh E. Brown Name: Hugh E. Brown
Title: Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 5, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 24, 2003 (AS AMENDED AND RESTATED AS OF OCTOBER 29, 2004 AND FURTHER AMENDED AND RESTATED AS OF JUNE 6, 2006) AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

U.S. AgBank, FCB

By:	/s/ Greg E. Somerhalder Name: Greg E. Somerhalder
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 5, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 24, 2003 (AS AMENDED AND RESTATED AS OF OCTOBER 29, 2004 AND FURTHER AMENDED AND RESTATED AS OF JUNE 6, 2006) AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Harris N.A.

By:	/s/ Tara Cuprisin Name: Tara Cuprisin
Title: Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 5, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 24, 2003 (AS AMENDED AND RESTATED AS OF OCTOBER 29, 2004 AND FURTHER AMENDED AND RESTATED AS OF JUNE 6, 2006) AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION
GreenStone Farm Credit Services, ACA/FLCA

By:	/s/ Alfred S. Compton, Jr. Name: Alfred S. Compton, Jr.
Title: VP/Managing Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 5, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 24, 2003 (AS AMENDED AND RESTATED AS OF OCTOBER 29, 2004 AND FURTHER AMENDED AND RESTATED AS OF JUNE 6, 2006) AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

COOPERATIEVE CENTRALE RAIFFEISEN-
BOERENLEENBANK B.A. “RABOBANK
NEDERLAND”, NEW YORK BRANCH

By:	/s/ Stewart Kalish Name: Stewart Kalish
Title: Executive Director

By:	/s/ Rebecca Morrow

Name: Rebecca Morrow
Title: Executive Director

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 5, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 24, 2003 (AS AMENDED AND RESTATED AS OF OCTOBER 29, 2004 AND FURTHER AMENDED AND RESTATED AS OF JUNE 6, 2006) AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

Bank of America, N.A.

By:	/s/ David L. Catherall Name: David L. Catherall
Title: Senior Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 5, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 24, 2003 (AS AMENDED AND RESTATED AS OF OCTOBER 29, 2004 AND FURTHER AMENDED AND RESTATED AS OF JUNE 6, 2006) AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

THE NORTHERN TRUST COMPANY

By:	/s/ Ann Agarwal Name: Ann Agarwal
Title: Second Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 5, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 24, 2003 (AS AMENDED AND RESTATED AS OF OCTOBER 29, 2004 AND FURTHER AMENDED AND RESTATED AS OF JUNE 6, 2006) AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

COMERICA BANK

By:	/s/ Richard C. Hampson
	Name:	Richard C. Hampson
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 5, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 24, 2003 (AS AMENDED AND RESTATED AS OF OCTOBER 29, 2004 AND FURTHER AMENDED AND RESTATED AS OF JUNE 6, 2006) AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Brantley Echols
	Name:	BRANTLEY ECHOLS
	Title:	SENIOR VICE PRESIDENT

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 5, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 24, 2003 (AS AMENDED AND RESTATED AS OF OCTOBER 29, 2004 AND FURTHER AMENDED AND RESTATED AS OF JUNE 6, 2006) AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

COBANK, ACB

By:	/s/ Thomas N. Martin
	Name:	Thomas N. Martin
	Title:	Vice President

SIGNATURE PAGE TO THE FIRST AMENDMENT, DATED AS OF OCTOBER 5, 2007, TO THE CREDIT AGREEMENT, DATED AS OF OCTOBER 24, 2003 (AS AMENDED AND RESTATED AS OF OCTOBER 29, 2004 AND FURTHER AMENDED AND RESTATED AS OF JUNE 6, 2006) AMONG FLOWERS FOODS, INC., THE VARIOUS LENDERS PARTY THERETO AND DEUTSCHE BANK AG NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

CALYON NEW YORK BRANCH

/s/ Greg Hennenfent

By:	Greg Hennenfent
Its:	Director

/s/ Blake Wright

By:	Blake Wright
Its:	Managing Director

EXHIBIT A
REAFFIRMATION AGREEMENT
REAFFIRMATION AGREEMENT (this "Agreement"), dated as of October 5, 2007, among FLOWERS FOODS, INC., a Georgia corporation (the “Borrower”), each subsidiary of the Borrower identified herein (each, a "Subsidiary Guarantor” and, together with the Borrower, the "Reaffirming Parties") and DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the "Administrative Agent") under the Credit Agreement referred to below. Capitalized terms used herein but not defined herein shall have the meanings given such terms in the Amended Credit Agreement (as defined below).
          WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of October 24, 2003 and amended and restated as of October 29, 2004 and further amended and restated as of June 6, 2006 (as amended, modified or supplemented through, but not including, the date hereof, the “Credit Agreement”);
          WHEREAS, the Borrower, the Lenders and the Administrative Agent, have entered into the First Amendment Credit Agreement dated as of October 5, 2007 (the “First Amendment”, together with the Credit Agreement, as so amended by the First Amendment, the “Amended Credit Agreement”);
          WHEREAS, each Reaffirming Party expects to realize, or has realized, substantial direct and indirect benefits as a result of the First Amendment becoming effective and the consummation of the transactions contemplated thereby; and
          WHEREAS, the execution and delivery of this Agreement is a condition precedent to the respective obligations of the parties to the First Amendment.
          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
Reaffirmation and Amendment
          Reaffirmation. Each of the Reaffirming Parties (i) hereby consents to the First Amendment and the transactions contemplated thereby, (ii) hereby confirms its guarantees, pledges, grants of security interests and other agreements, as applicable, under each of the Credit Documents to which it is a party and (iii) agrees that notwithstanding the effectiveness of the First Amendment and the consummation of the transactions contemplated thereby, such guarantees and other agreements shall continue to be in full force and effect and shall accrue to the benefit of the Lenders under the Amended Credit Agreement.
          Amendment. On and after the Amendment Effective Date (as defined in the First Amendment), (a) each reference in each Credit Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Amended Credit Agreement as such agreement may be amended, modified or supplemented and in effect from time to time and (b) the definition of any term defined in any Credit Document by reference to the terms defined in the Credit Agreement shall be amended to be defined by reference to the applicable defined term in the Amended Credit Agreement, as the same may be amended, modified or supplemented and in effect from time to time.
Representations and Warranties
          Each Reaffirming Party hereby represents and warrants, which representations and warranties shall survive execution and delivery of this Agreement, as follows:
          Organization. Other than with respect to the Alabama Subsidiaries (as defined in the First Amendment and subject to the First Amendment), such Reaffirming Party is duly organized and validly existing in good standing under the laws of the jurisdiction of its formation.
          Authority; Enforceability. Such Reaffirming Party has the power and authority to execute, deliver and carry out the terms and provisions of this Agreement and has taken all necessary corporate or other action to authorize the execution, delivery and performance by it of this Agreement. Such Reaffirming Party has duly executed and delivered this Agreement, and this Agreement constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
          Credit Documents. The representations and warranties of such Reaffirming Party contained in each Credit Document (a) that are qualified as to materiality or Material Adverse Effect are true and correct and (b) that are not so qualified are true and correct in all material respects, in each case on and as of the date hereof (other than with respect to any representation and warranty that expressly relates to an earlier date, in which case such representation and warranty is true and correct, or true and correct in all material respects, as the case may be, as of such earlier date).
Miscellaneous
          Notices. All notices and other communications hereunder shall be made at the addresses, in the manner and with the effect provided in Section 13.03 of the Amended Credit Agreement.
          Expenses. Each Reaffirming Party agrees to pay all reasonable costs, fees and expenses incurred by the Administrative Agent or any Lender in collecting or enforcing any Reaffirming Party’s obligations under this Agreement to the extent required under Section 13.01 of the Amended Credit Agreement.
          Collateral Document. This Agreement is a “Credit Document” executed pursuant to the Amended Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.
          Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.
          No Novation. Neither this Agreement nor the execution, delivery or effectiveness of the First Amendment shall extinguish the obligations for the payment of money outstanding under the Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith, including the First Amendment. Nothing implied in this Agreement, the First Amendment or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower or any Subsidiary Guarantor under any Credit Document from any of its obligations and liabilities as the “Borrower” or a “Subsidiary Guarantor” under the Credit Agreement or the Credit Documents. Each of the Amended Credit Agreement and the Credit Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or by the First Amendment or in connection herewith and therewith.
          Applicable Law; Waiver of Jury Trial. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.
          EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 13.08 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.
          Counterparts; Amendment. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.
          Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
[Signature Page Follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

FLOWERS FOODS, INC.
By:	/s/ Stephen Avera
	Name:	Stephen Avera
	Title:	Secretary and General Counsel

2

BAILEY STREET BAKERY, LLC
FLOWERS BAKING CO. OF BIRMINGHAM, LLC (f/k/a Flowers Bakery of Birmingham, LLC)
FLOWERS BAKING CO. OF OPELIKA, LLC
FLOWERS BAKING CO. OF TUSCALOOSA, LLC
FLOWERS BAKING CO. OF BATESVILLE, LLC
FLOWERS BAKING CO. OF PINE BLUFF, LLC
FLOWERS BAKING CO. OF BRADENTON, LLC
FLOWERS BAKING CO. OF JACKSONVILLE, LLC
FLOWERS BAKING CO. OF MIAMI, LLC
FLOWERS BAKING CO. OF MCDONOUGH, LLC
FLOWERS BAKING CO. OF THOMASVILLE, LLC
FLOWERS BAKING CO. OF TUCKER, LLC
FLOWERS BAKING CO. OF TYLER, LLC
FLOWERS BAKING CO. OF VILLA RICA, LLC
FLOWERS FOODS BAKERIES GROUP, LLC
FLOWERS BAKING CO. OF BATON ROUGE, LLC
FLOWERS BAKING CO. OF LAFAYETTE, LLC
FLOWERS BAKING CO. OF NEW ORLEANS, LLC
FLOWERS BAKING CO. OF JAMESTOWN, LLC
FRANKLIN BAKING COMPANY, LLC
FLOWERS FINANCE, LLC
FLOWERS BAKING CO. OF NEWTON, LLC
FLOWERS BAKING CO. OF MORRISTOWN, LLC
FLOWERS BAKING CO. OF NASHVILLE, LLC
WEST TENNESSEE BAKING CO., LLC
FLOWERS BAKING CO. OF DENTON, LLC
FLOWERS BAKING CO. OF EL PASO, LLC
FLOWERS BAKING CO. OF HOUSTON, LLC
FLOWERS BAKING CO. OF SAN ANTONIO, LLC
FLOWERS BAKING CO. OF LYNCHBURG, LLC
DERST BAKING COMPANY, LLC
FLOWERS BAKERY OF MONTGOMERY, LLC

By:	/s/ Stephanie Tillman
	Name:	Stephanie Tillman
	Title:	Assistant Secretary

3

FLOWERS BAKERY OF ATLANTA, LLC
FLOWERS BAKERY OF SUWANEE, LLC
FLOWERS FOODS SPECIALTY GROUP, LLC
FLOWERS SPECIALTY FOODSERVICE SALES, LLC
FLOWERS BAKERY OF LONDON, LLC
FLOWERS BAKERY OF CLEVELAND, LLC
FLOWERS BAKERY OF CROSSVILLE, LLC
FLOWERS BAKERY OF FORT SMITH, LLC
FLOWERS BAKERY OF TEXARKANA, LLC
FLOWERS BAKERY OF WINSTON-SALEM, LLC
FLOWERS BAKERIES BRANDS, INC.
FLOWERS SPECIALTY SNACK SALES, INC.
FLOWERS BAKING CO. OF NORFOLK, LLC
FLOWERS BAKING CO. OF WEST VIRGINIA, LLC
STORCK BAKING COMPANY, LLC
FLOWERS BAKING CO. OF TEXAS, LLC
LEELAND BAKING CO., LLC
THE DONUT HOUSE, LLC

By:	/s/ Stephanie Tillman
	Name:	Stephanie Tillman
	Title:	Assistant Secretary

4

FLOWERS BAKING CO. OF FLORIDA, LLC
TABLE PRIDE, LLC
FLOWERS BAKING CO. OF MEMPHIS, LLC
FLOWERS FROZEN DESSERTS, LLC
FLOWERS FROZEN DESSERTS OF PEMBROKE, LLC
FLOWERS FROZEN DESSERTS SALES GROUP, LLC
FLOWERS FOIL COMPANY, LLC
FLOWERS FROZEN DESSERTS OF PENNSYLVANIA, LLC
FLOWERS FROZEN DESSERTS OF SPARTANBURG, LLC
FLOWERS FROZEN DISTRIBUTORS, LLC
FLOWERS SPECIALTY BRANDS, INC.
FLOWERS FROZEN DESSERTS OF STILWELL, LLC
FLOWERS BAKING CO. OF KENTUCKY, LLC

By:	/s/ Stephanie Tillman
	Name:	Stephanie Tillman
	Title:	Secretary

5

CORPUS CHRISTI BAKING CO. LLC AUSTIN BAKING CO., LLC SAN ANTONIO BAKING CO., LLC
By:	/s/ Stephanie Tillman
	Name:	Stephanie Tillman
	Title:	Secretary and Treasurer

6

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent
By:	/s/ Heidi Sandquist
	Name:	Heidi Sandquist
	Title:	Vice President

By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President